SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)        January 14, 2003
                                                  ------------------------------



                       Southern Connecticut Bancorp, Inc.
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               (Exact Name of Registrant as Specified in Charter)



   Connecticut                          0-49784                 06-1594123
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
of Incorporation)                                            Identification No.)



215 Church Street, New Haven, CT                                   06510
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(Address of Principal Executive Offices)                         (Zip Code)



Registrant's telephone number, including area code        (203) 782-1100
                                                   -----------------------------



                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events and Required FD Disclosure.

     Southern Connecticut Bancorp, Inc. ("Bancorp") is filing this 8-K in order to report the appointment of Joseph V. Ciaburri as President of The Bank of Southern Connecticut ("Bank"), a wholly-owned subsidiary of Bancorp, effective January 14, 2003, pursuant to the votes of the board of directors of Bancorp and the Bank. Mr. Ciaburri is succeeding Gary D. Mullin as President of the Bank, who left that position effective December 31, 2002. Mr. Ciaburri will continue to serve as Chairman and Chief Executive Officer of Bancorp as well as the Bank.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     There are no financial statements, pro forma financial information or exhibits filed as part of this Form 8-K.



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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      SOUTHERN CONNECTICUT BANCORP, INC.




                                      By    /s/ Joseph V. Ciaburri
                                            ----------------------------
                                      Name: Joseph V. Ciaburri
                                      Title:  Chairman & Chief Executive Officer



Date:  January 28, 2003




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